UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 18, 2022

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237
DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

Item 7.01	Regulation FD Disclosure.
On April 18, 2022, VICI Properties Inc. (“VICI”) commenced an offering pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”). The prospectus supplement disclosed, among other things, that, as of April 15, 2022, all conditions to the closing of VICI’s acquisition of MGM Growth Properties LLC (the “Company”) and the other transactions pursuant to the terms of the Master Transaction Agreement dated August 4, 2021 (the “MGP Transaction”) have been satisfied or waived (other than those that by their nature or terms are to be satisfied at the closing or, with respect to the condition related to the performance of covenants, if the failure of such condition is as a result of an event, circumstance, effect or development occurring on or after April 15, 2022), and the Company currently expects the MGP Transaction to close on or about April 29, 2022, or otherwise within the marketing period pursuant to the Master Transaction Agreement and no later than May 31, 2022.
The information furnished pursuant to Item 7.01 of this Current Report on Form
8-K
is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any filings under the Exchange Act or under the Securities Act, except to the extent specifically provided in any such filing. The furnishing of information pursuant to this Item 7.01 will not be deemed an admission as to the materiality of any information in this Current Report on Form
8-K
that is required to be disclosed solely by Regulation FD.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
This Form
8-K
contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of the Transaction. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters.
Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and the Company may not be able to realize them. The Company does not guarantee that the closing of the MGP Transaction will occur on April 29, 2022 (or at all). Forward-looking statements involve a number of risks and uncertainties, and the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to the Company’s or other transaction parties’ ability to complete the MGP Transaction on the terms described herein or all; and other factors described in the Company’s periodic reports filed with the SEC. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Growth Properties LLC
Date: April 18, 2022
	By:	/s/ Jessica Cunningham
	Name:	Jessica Cunningham
	Title:	Secretary

MGM Growth Properties Operating Partnership LP
Date: April 18, 2022
	By:	/s/ Jessica Cunningham
	Name:	Jessica Cunningham
Title:	Secretary